EXHIBIT 10.21

                     FRANCHISE AGREEMENT

      This Agreement, made this 16th day of September, 1987, by and between Ryan's Family Steak Houses, Inc., a corporation formed and operated under the laws of the State of South Carolina, having its principal place of business at 405 Lancaster Avenue, Greer, South Carolina 29651-0405 (hereinafter referred to as "FRANCHISOR"), and Family Steak Houses of Florida, Inc., a corporation formed and operated under the laws of the State of Florida, having its principal place of business at 2113 Florida Boulevard, Suite A,
Neptune  Beach, Florida  32233 (hereinafter referred  to  as
"FRANCHISEE").

                    W I T N E S S E T H:

     WHEREAS, as a result of the expenditure of time, effort and money, FRANCHISOR has acquired unique experience, special skills, technique and knowledge with reference to the development, opening and operating of food and restaurant facilities; and

      WHEREAS, FRANCHISOR has devised a standard unique and uniform system for the establishment, operation and development of same in specially designed buildings with distinctive fixtures, equipment, interior and exterior accessories and color schemes, food formulas, inventory and accounting system, and comprehensive management assistance, which system is identified by the mark, "Ryan's Family Steak House"; and

      WHEREAS, FRANCHISOR is the sole and exclusive owner of the entire right, title and interest, together with all the goodwill connected therewith, in and to the service and trademarks, "Ryan's Family Steak House" and other proprietary marks, patent and copyrights, if any; and

      WHEREAS, in connection therewith, FRANCHISOR has, by maintenance of uniformity and high standards or quality and service, established a reputation, demand and goodwill for said food and restaurant facilities operated under such system and in its name; and

      WHEREAS, all of the foregoing have a distinctive and valuable significance to the public, and FRANCHISEE, being cognizant thereof, desires to make use of the name "Ryan's Family Steak House" and enjoy the commercial benefits of that name and the benefits of the merchandising system and operating services related thereto throughout the State of Florida (except for FRANCHISOR's Existing Florida Restaurants, as defined below); and
      WHEREAS, on or about January 21, 1986, FRANCHISOR and Eddie L. Ervin, Jr., entered into a franchise agreement granting Mr. Ervin a nonexclusive right to make use of the name "Ryan's Family Steak House" and operate Ryan's Family Steak House restaurants within the State of Florida, and Mr. Ervin, with the consent of FRANCHISOR, assigned such franchise agreement to FRANCHISEE; and

      Whereas, in September, 1987, FRANCHISEE acquired the Ryan's Family Steakhouse Restaurant in Apopka, Florida, owned by another FRANCHISEE of FRANCHISOR, and, in connection with such acquisition, was assigned all rights of such FRANCHISEE under a franchise agreement with FRANCHISOR, which rights FRANCHISOR made exclusive franchise rights for the applicable territory with a term of up to forty (40) years; and

     WHEREAS, FRANCHISOR and FRANCHISEE desire to enter into this franchise agreement, amending and superceding the franchise agreement entered into on January 21, 1986; and the FRANCHISEE agreement relating to the Apopka, Florida, Ryan's Family Steak House restaurant.

      NOW, THEREFORE, the parties hereto intending to be legally bound in consideration of the mutual agreements, covenants and promises contained herein, do hereby agree as follows:

I.        APPOINTMENT AND FRANCHISE FEE

          A. FRANCHISOR hereby grants unto FRANCHISEE the right to use the registered mark, "Ryan's Family Steak House", and all trademarks, logos, tradenames or service marks adopted presently or subsequently, by FRANCHISOR; and the right, franchise and privilege to use FRANCHISOR's techniques in the operation of Ryan's Family Steak House Restaurants (the "Restaurant" or "Restaurants"), under the specific conditions hereinafter set forth, in the State of Florida, subject to location approval in accordance with paragraph II.A, hereof. FRANCHISEE shall have the right to use such marks in connection with the operation of FRANCHISEE's business, including, without limitation, the use of the registered mark as a fictitious name under which FRANCHISEE transacts business at the Restaurants, and the use of such marks, logos or insignia on the signs, stationery, business cards and advertising in connection with the Restaurants, and in, on, or in connection with the Offering Memorandum, Registration Statements, Prospectuses or other documents prepared or used by FRANCHISEE to offer, sell or register with governmental agencies securities issued by FRANCHISEE.

          B.   The rights provided under this Franchise
Agreement to
FRANCHISEE  will be exclusive with respect to the  State  of
Florida, except that FRANCHISOR reserves the right to maintain and continue operating two (2) Restaurants within the State of Florida, one (1) which the FRANCHISOR is currently operating in Panama City, Florida and one (1) which FRANCHISOR intends to construct on a site owned by FRANCHISOR in Pensacola, Florida, and the right to construct and operate additional restaurants within Escambia County, Florida ("FRANCHISOR's Existing Florida Restaurants").

          C. Provided that FRANCHISEE shall be in compliance with the requirements of paragraph I.H below, FRANCHISOR shall not enfranchise any other Ryan's Family Steak Houses within the State of Florida. FRANCHISEE will not, directly or indirectly, construct, own or operate any Ryan's Family Steak House within five (5) miles, measured from the center of the building, of a site of FRANCHISOR's Existing Florida Restaurants.

          D.    FRANCHISOR reserves the right, notwithstanding
any
rights granted elsewhere herein, to promote and conduct special sales through mobile units or temporary locations at
special   events   such  as  fairs,  conventions,   athletic
contests, etc., in the territory granted to FRANCHISEE hereunder; provided, however, that FRANCHISOR offers the opportunity to conduct such promotions and special sales to FRANCHISEE in writing thirty (30) days prior to such event
and   FRANCHISOR   does  not  receive  written   notice   of
FRANCHISEE's  acceptance of the aforesaid offer  within  ten
(10) days after offer.

          E.   FRANCHISOR retains the right to market
products under
the trademarks and Proprietary Marks licensed to FRANCHISEE herein through grocery stores, supermarkets, and similar outlets within the territory granted FRANCHISEE hereunder, but not any products which FRANCHISEE is licensed to sell under such trademarks and Proprietary Marks at its franchise location.

          F.   FRANCHISOR retains the right to conduct
product
marketing tests in which FRANCHISEE may, but will not be required to, participate.

          G.   Under FRANCHISOR approving a site, the terms
of this Agreement  shall apply to such site and, within thirty
(30) days after a site is approved under Paragraph II,
FRANCHISEE
shall  pay to FRANCHISOR the sum of Fifteen Thousand Dollars
($15,000.00) as a franchise fee for such location.   In  the
event the contract to purchase a site location is not completed, then such franchise fee shall be applied to the next location submitted for approval by FRANCHISEE to FRANCHISOR.

          H. FRANCHISOR shall not grant any franchise to a party other than FRANCHISEE to own or operate a Restaurant in the counties of Decatur, Thomas, Lowndes, Camden and Glynn within the State of Georgia. From time-to-time, FRANCHISEE may submit to FRANCHISOR a proposed site or sites within such counties. FRANCHISOR shall determine*

          I. As part of the consideration for the exclusive franchise rights granted under this Franchise Agreement, FRANCHISEE agrees to construct or acquire and commence operations of additional Restaurants, such that FRANCHISEE
is   operating  in  cumulative  number  (required   minimum)
Restaurants on December 31 of each year, beginning in 1988 and ending in 1997, as indicated in the following table:

                                  Cumulative Minimum Number
                                   of Restaurants Required
                Date                 to be in Operation
     December 31, 1988                       18
     December 31, 1989                       22
     December 31, 1990                       26
     December 31, 1991                       30
     December 31, 1992                       34
     December 31, 1993                       37
     December 31, 1994                       40
     December 31, 1995                       43
     December 31, 1996                       46
     December 31, 1997, and all
     Subsequent years during
     the term of this
     Agreement, including                    49
     renewal options

           The failure of FRANCHISEE to comply with the requirements of this subsection I shall not constitute a basis for termination under Section XV of this Agreement, but shall solely give FRANCHISOR the option to terminate the exclusive nature of FRANCHISEE's franchise rights within the State of Florida.

          J. The terms of this Agreement shall apply to all Restaurants owned and operated or to be owned or operated by
FRANCHISEE,  or  his  assignees,  and  the  terms  of   this
Agreement all supersede any prior agreements in effect with respect to all Restaurants owned by FRANCHISEE.
II.       LOCATION

           A. At such time as FRANCHISEE desires to construct an additional Restaurant, FRANCHISEE shall submit a list of no more than three (3) proposed sites, in order of preference of proposed sites for a Restaurant. There shall be no more than three (3) alternative proposed sites submitted for approval at any one time with respect to any one Restaurant. FRANCHISOR shall then inspect and evaluate the suitability of the proposed sites in the codes presented until one location is found suitable. FRANCHISOR shall notify FRANCHISEE of site approval or disapproval.

           B. FRANCHISEE agrees at his expense to do or cause to be done the acquiring, leasing or development of the site approved by FRANCHISOR pursuant to Paragraph IIA, above.

           C. FRANCHISOR will furnish to FRANCHISEE design development drawings for a Ryan's Family Steak House, including requirements for lot and site dimensions, design, image, interior and exterior layout, finish materials, fixtures, equipment, signs and decor and will furnish reasonable guidance to FRANCHISEE in the development of the site.

           D. FRANCHISEE agrees at his expense to do or cause to be done the following:

               1. Convert design development drawings into construction documents.

               2. Prepare and submit to the FRANCHISOR for approval detailed site and building plans and specifications for the Ryan's Family Steak House at the approved location, which plans and specifications shall comply with the FRANCHISOR's requirements and all applicable ordinances, building codes, permit requirements and restrictions.

                3.    Obtain all required building, utility,
sign, health and business permits and licenses and any other required permits and licenses.

               4. Construct new building or alter existing building in accordance with current plans and specifications approved by the FRANCHISOR; provided, however, that FRANCHISOR cannot require FRANCHISEE to meet any specifications that are not required of FRANCHISOR's own properties of similar size, age, function and design.

                5.    Purchase  and  install  all  fixtures,
furnishings,   sign,  decor,  materials,   equipment,   etc.
required for the Ryan's Family Steak House in conformity with current specifications.

           6. Purchase an opening inventory of the needed products, materials and supplies.

           7. Secure all financing required to fully develop the Ryan's Family Steak House and complete its development within a reasonable time after obtaining site approval.

III.      PROPRIETARY MARKS

          A.   FRANCHISEE acknowledges that the name "Ryan's
Family
Steak House" is a valid service and/or trademark solely owned by FRANCHISOR and that only the FRANCHISOR or its designated FRANCHISEES have the right to use such trademark and such other trademarks, services marks, trade names and copyrights as may presently exist or be acquired by FRANCHISOR and licenses for use by FRANCHISEE, along with all ancillary signs, symbols or other indicia used in connection or conjunction with said marks. FRANCHISEE further acknowledges that valuable goodwill is attached to such trademarks, services marks, trade names and copyrights and that he will use same only in the manner and to the extent specifically licensed by this Agreement.

               1.   FRANCHISEE understands and agrees that,
although its
license of said proprietary marks is exclusive in the State of Florida, FRANCHISOR has the right itself to operate Franchisor's Existing Florida Restaurants, under said marks.
2. FRANCHISEE expressly covenants that during the time of this Agreement and after the expiration or termination thereof, FRANCHISEE shall not directly or indirectly contest or aid in contesting the validity or ownership of said Proprietary Mark and copyrights.

               3.   FRANCHISEE agrees to promptly notify
FRANCHISOR of any
claim, demand, or suit based upon or arising from, or of any attempt by any other person, firm, or corporation, to use the service and/or trademark licenses hereunder, or any trademark, service mark, symbol, trade names, copyright, or colorable variation thereof, in which FRANCHISOR has a proprietary interest. FRANCHISEE agrees also to promptly notify FRANCHISOR of any litigation instituted by FRANCHISEE or by any person, firm, corporation or government agency against FRANCHISOR. In the event FRANCHISOR, pursuant to the terms of this Section III, undertakes the defense or prosecution of any litigation, FRANCHISEE agrees to execute any and all documents and do such acts and things as may, in the opinion of counsel for FRANCHISOR, be necessary to carry out such defense or prosecution, either in the name of FRANCHISOR or in the name of FRANCHISEE, as FRANCHISOR shall elect.

          B.   It is expressly recognized that any and all
goodwill
associated with said proprietary marks and copyrights, including any goodwill which might be deemed to have arisen through FRANCHISEE's activities, inures directly and exclusively to the benefit of FRANCHISOR.

          C.   FRANCHISEE shall not sue the words, "Ryan's
Family
Steak House" or the word "Ryan" as part of its corporate or other business name. FRANCHISEE shall not license, register or purchase vehicles, fixtures, products, supplies or equipment, or perform any other activity or incur any obligation or indebtedness except in its individual, corporate or other business name.

          D.   FRANCHISEE understands and acknowledges that
each and
every detail of the FRANCHISOR's system is important to FRANCHISOR, to FRANCHISEE, or to other licensed Ryan's Family Steak House franchisees in order to develop and maintain uniformity of facilities and services and, therefore, to enhance the reputation, trade demand and goodwill of Ryan's Family Steak House Restaurants. FRANCHISEE accordingly covenants:

               1.   To operate, advertise, and promote its
franchise under
the name "Ryan's Family Steak House" without prefix or suffix; and

               2.   To adopt and use the proprietary marks
licensed
hereunder solely in the manner prescribed by FRANCHISOR; and

               3.   To carry out its business under said
proprietary marks
in accordance with operational standards established by FRANCHISOR and as set forth in the Confidential Operating
Manual and/or other documents.

          E.   In order to preserve the validity and
integrity of the
proprietary marks and copyrights licensed herein and to insure the FRANCHISEE is properly employing the same in the operation of its franchise, FRANCHISOR or its agents shall at all reasonable times have the right to entry and inspection of FRANCHISEE's premises and, additionally, shall have the right to observe the manner in which FRANCHISEE is rendering its services, to confer with FRANCHISEE's employees and customers, and to select products and supplies for test and evaluation purposes to make certain that the quantities and ingredients are satisfactory and within the quality control provisions established by FRANCHISOR.
IV.       TRAINING AND ASSISTANCE

          A. FRANCHISOR shall make available to FRANCHISEE and
FRANCHISEE's designated managers, and FRANCHISEE's managers shall attend and successfully complete, prior to opening for business, a training and familiarization course at such place and for such length of time as FRANCHISOR shall designate. Said training program shall cover all aspects of the operation of a Ryan's Family Steak House Franchise. Accommodations, salaries, and travel expenses during this period shall be borne by FRANCHISEE.

          B.   During the first week of operation by
FRANCHISEE of a
Ryan's Family Steak House, FRANCHISOR will furnish to FRANCHISEE, at FRANCHISEE's option, at FRANCHISEE's premises and at FRANCHISOR's expense, one of FRANCHISOR's representatives for the purpose of facilitating the opening of FRANCHISEE's location. Such representative will also assist FRANCHISEE in establishing and standardizing procedures and techniques essential to the operation of a Ryan's Family Steak House and shall assist in training personnel.

          C.   FRANCHISOR shall provide a continuing advisory
 service
which shall include, but not be limited to, consultation on promotional, business or operational problems with analysis
of   FRANCHISEE's  sales,  marketing  and  financial   data.
FRANCHISOR   may  make  reasonable  charges  for   operating
assistance required by FRANCHISEE in excess of that normal provided.

          D. FRANCHISOR shall, from time to time when available, send to FRANCHISEE operational materials and bulletins on new sales, marketing developments, products and techniques.

          E. The requirements contained in subparagraphs A and B
above relating to training and opening assistance shall be at the option of FRANCHISOR in instances wherein FRANCHISEE is purchasing an existing operating unit or an existing unit which had been in operation.

V.        ADVERTISING

           Recognizing  the  value of  advertising  and  the
importance of the standardization of advertising and promotion to the furtherance of the goodwill and public image of Ryan's Family Steak House Restaurant, FRANCHISEE agrees:

          A. To submit to FRANCHISOR or its designated agency, for its prior approval, all sales promotion materials and advertising to be used by FRANCHISEE, including, but not limited to, newspapers, radio and television advertising, specialty and novelty items, signs, boxes, matches, bags and wrapping papers. In the event written or oral disapproval of said advertising and promotional material is not received by FRANCHISEE from FRANCHISOR or its designated agency within fifteen (15) days from the date such material is submitted to and received by FRANCHISOR, said materials shall be deemed approved. Failure by FRANCHISEE to conform with the provisions herein and subsequent non-action by FRANCHISOR to this failure and default shall not be deemed as a waiver of further or additional failures and defaults. The submission of advertising to FRANCHISOR for approval shall not affect FRANCHISEE's right to determine the prices at which FRANCHISEE sells its products.

          B.   At such time as FRANCHISOR commences national
 or
regional advertising, and upon written notice by FRANCHISOR to FRANCHISEE, then and in that event, FRANCHISEE agrees to pay to Ryan's Family Steak House Corporate Advertising Fund, at the same time and in the same manner as, and in addition to, the Continuing Services and Royalty Fee provided in
Paragraph XI herein, a sum equal to one percent (1%) of FRANCHISEE's gross receipts, as defined in Paragraph XI, which sum shall be expended by FRANCHISOR solely and exclusively for the development of advertising materials and for national and/or regional advertising or promotions of FRANCHISOR and its products. FRANCHISOR will make available to FRANCHISEE, advertising, marketing and promotional material for use by FRANCHISEE billed at cost.

          1. Upon the request of FRANCHISEE, FRANCHISOR will provide an annual accounting of the Corporate Advertising Fund.

          2. The content of such advertising, as well as the media in which such advertising is to be placed, shall be determined by FRANCHISOR or its designated agency.

          C. FRANCHISEE shall not advertise or use any other form of promotion, the trademarks of FRANCHISOR without appropriate copyright and registration marks.

VI.       CONFIDENTIAL OPERATING MANUAL

          A. In order to protect the reputation and goodwill associated with the mark, "Ryan's Family Stead House" and to maintain the uniform standards of operation thereunder, FRANCHISEE shall conduct its Ryan's Family Steak House
franchise    in    strict   accordance   with   FRANCHISOR's
Confidential Operation Manual.
B.
FRANCHISEE shall at all times treat as confidential, and shall not at any time disclose, copy, duplicate, record or otherwise produce, in whole or in part, or otherwise make available to any unauthorized person or source, the contents of said Manual.

          C. The Confidential Operating Manual shall at all times remain the sole property of FRANCHISOR and shall promptly be returned upon the expiration or other termination of this Agreement.

          D.   FRANCHISOR may, from time to time, revise the
content
of said Manual so as to convey to FRANCHISEE advancements and new developments in sales, marketing, operational techniques and other items and procedures relevant to the operation of a Ryan's Family Steak House franchised business.

VII.      MAINTENANCE AND REPAIRS

          A. FRANCHISEE, at its expense, shall at all times during the term of this Agreement, maintain the interior and exterior of the franchised premises, keep the equipment and furnishings in good repair, and insure the attractive appearance and sound operating condition of the facility. FRANCHISEE, at the reasonable request of FRANCHISOR, shall make necessary repairs to the premises in order to maintain uniform appearance and protect the reputation of the Ryan's Family Steak House system. FRANCHISEE shall not, without prior written approval, make any changes in the layout and decor of the Ryan's Family Steak House Restaurant franchised hereunder.

          B. In the event FRANCHISEE does not maintain the premises
as required above, FRANCHISOR, after notice to FRANCHISEE, and at its option, may order the necessary maintenance and repairs and charge the cost of same to FRANCHISEE.

          C.   FRANCHISEE shall not, without the prior
 written consent
of FRANCHISOR, place in, on or upon the location franchised hereunder, or in any communication media, any form of advertising related to the sale of the business franchised or the rights granted hereunder.



VIII.          ACCOUNTING AND RECORDS

          A. To enable FRANCHISEE and FRANCHISOR to best ascertain their costs and maintain an economical method of operation, FRANCHISEE agrees to keep and preserve, during the term of the franchise granted hereunder, full, complete and accurate books and accounts in an accounting form and manner as prescribed in the Confidential Operating Manual.
B. FRANCHISEE shall submit to FRANCHISOR such periodic reports, forms and records as specified, and in the manner and at the time as specified, in the Confidential Operating Manual.

          C. FRANCHISOR's representatives shall have the right at any reasonable time to inspect FRANCHISEE's books, records and cash control devices or systems. If such inspection reveals that the gross receipts reported by FRANCHISEE to FRANCHISOR are less than the gross receipts ascertained by such inspection, then FRANCHISEE shall immediately pay to FRANCHISOR the amount owed to FRANCHISOR in accordance with the corrected gross receipts report. Upon the discovery of discrepancy in the report of gross receipts of two percent (2%) or more, FRANCHISEE shall pay and reimburse FRANCHISOR for any and all expenses connected with said inspection, including but not limited to, reasonable accounting and legal fees, as well as interest on the unreported receipts at the maximum rate permitted by law from the date said payment was due. Such payments are without prejudice to any other remedies FRANCHISOR may have under this Agreement.

IX.       STANDARDS OF QUALITY

          A.   FRANCHISEE recognizes that it is essential to
 the
proper marketing of Ryan's Family Stead House and to the preservation and promotion of its reputation and acceptance by the public at large, that uniform standards of quality, food appearance, uniform quantities, volumes and types of food be maintained. FRANCHISEE therefore agrees, as part of the consideration for this Agreement, that FRANCHISEE will at all times dispense, sell, or offer for sale to the public, only such articles, foods or other products (whatsoever) as shall meet the reasonable specifications and standards from time to time designated in writing or consented to in writing by an officer or person designated by an officer of FRANCHISOR for sale and service from or at the Ryan's Family Steak Houses licensed hereunder; and FRANCHISEE shall sell, serve and dispense all such articles, foods and other products as shall meet all such specifications and standards designated by FRANCHISOR.

          B. FRANCHISEE shall purchase all food products, supplies and materials required for the operation of the Ryan's Family Steak House licensed hereunder, from manufacturers, suppliers, or distributors designated by FRANCHISOR or from such other suppliers who shall, with respect to such products, supplies or materials, meet all of FRANCHISOR's specifications and standards as to quality, taste, texture, composition, strength, finish and appearance, and who shall adequately demonstrate their capability and facilities to supply the FRANCHISEE's needs in the quantities, at the times, and with the reliability requisite to an efficient operation.

               1.   In the event FRANCHISEE intends to
purchase food
products, supplies and materials from manufacturers, suppliers or distributors other than those designated by FRANCHISOR, FRANCHISEE shall, prior to purchasing any such food products, supplies and materials, give FRANCHISOR written "Notice for Intended Change of Supplier" on the form provided for that purpose in the Confidential Operating Manual.

               2.   In the event FRANCHISOR rejects
 FRANCHISEE's intended
new manufacturer, supplier or distributor, FRANCHISOR must, within sixty (60) days of the receipt of FRANCHISEE's "Notice of Intended Change of Supplier", notify FRANCHISEE in writing of its rejection. Said "Notice of Rejection" must list in detail all areas wherein the intended supplier fails to meet FRANCHISOR's product specifications and standards or other requirements as contained herein. Failure to so notify FRANCHISEE within such time period shall constitute a waiver of any and all objections by FRANCHISOR to the previously undesignated manufacturer, supplier or distributor submitted by FRANCHISEE. FRANCHISOR may continue from time to time to inspect any manufacturer's or supplier's facilities and products to assure proper production, processing, packaging, storing and transportation of food products, supplies or materials to be purchased by FRANCHISEE. Permission for such inspection shall be a condition of the continued approval of such manufacturer, supplier or distributor.

               3.   FRANCHISEE may, within thirty (30) days
of receipt of
FRANCHISOR's "Notice of Rejection" of the undesignated manufacturer, supplier or distributor, invoke the provisions relating to arbitration contained in this Agreement. The cost of any such arbitration shall be borne by the losing party.

               4. All intended and previously undesignated manufacturers, suppliers or distributors, as a condition precedent to acceptance, must agree to permit agents or representatives of FRANCHISOR to inspect their facilities, both initially and from time to time as may reasonably be required, to assure FRANCHISOR of the proper production, processing, packaging, storing and transportation of the food products, supplies or materials to be purchased by FRANCHISEE.

               5.   FRANCHISOR may require that samples from
the supplier
be delivered to FRANCHISOR or to a designated independent testing laboratory for testing prior to approval and use. A charge not to exceed the actual cost of these tests may be made by FRANCHISOR and shall be paid by FRANCHISEE.
X         MODIFICATION OF THE SYSTEM

          FRANCHISEE recognizes and agrees from time to time hereafter FRANCHISOR may change or modify the system presently identified by the mark, "Ryan's Family Steak House" including the adoption and use of new or modified trade names, trademarks, equipment or new techniques, and the FRANCHISEE will accept, use and display for the purpose of this Agreement any such changes in systems, including new or modified trade names, trademarks, service marks or copyrighted materials, new products, new equipment or new techniques, as if they were part of this Agreement at the time of execution hereof; provided, however, that FRANCHISEE is not required to make any changes not required of FRANCHISOR's own restaurants of similar size, age, function and design.

XI.       CONTINUING SERVICES AND ROYALTY FEE

          A.   Until December 30, 1987, FRANCHISEE shall pay
 to
FRANCHISOR, so long as this Agreement shall be in effect, a Continuing Service and Royalty Fee equal to four percent (4%) of the total gross receipts from each Ryan's Family Steak House franchised hereunder, said Fee to be paid monthly in the manner specified below or otherwise prescribed in the Confidential Operating Manual.

               1.   FRANCHISEE shall submit to FRANCHISOR,
on a form
approved by FRANCHISOR, a correct statement of gross receipts signed by an appropriate officer of FRANCHISEE, no later than the tenth (10th) day of each month. Each monthly statement of gross receipts shall be accompanied by the Continuing Services of Royalty Fee payment based on the gross receipts reported in the statement so submitted. FRANCHISEE will make available for reasonable inspection at reasonable times by FRANCHISOR, all original books and records that FRANCHISOR may deem necessary to ascertain gross receipts.

               2. The term "gross receipts" as used herein shall mean the total of all sales of merchandise and all business transacted in, on, upon and from the premises of each Ryan's Family Steak House franchised hereunder; provided, that the term "gross receipts" shall not include the amounts collected and paid to the governmental authorities wherein the franchise is located, under the provisions of any Sales Tax Act, Retailer's Occupation Tax Act, or similar Acts of said governmental authorities.

          B. Commencing on January 1, 1988, FRANCHISEE shall pay to
FRANCHISOR, so long as this Agreement shall be in effect, a Continuing Service and Royalty Fee, as follows:

               1. With respect to Restaurants in operation prior to
January 1, 1988:

               (a)  For the period commencing December 31,
 1987, and ending
   December 28, 1988, a fee equal to four and one-quarter percent (4.25%) of the total gross receipts from such Restaurants;

               (b)  For the period commencing December 29,
1988 and ending
   January 3, 1990, a fee equal to four and one-half percent
   (4.5%) of the total gross receipts from such Restaurants;

               (c) For the period commencing January 4, 1990 and ending
   January 2, 1991, a fee equal to four and three quarters percent (4.75%) of the total gross receipts from such Restaurants; and

               (d)  For the period commencing January 3,
1991, throughout the duration of this Agreement, a fee equal to five percent (5%) of the total gross receipts from such Restaurants.

               2.   With respect to Restaurants placed in
operation on or
after January 1, 1988, a fee equal to five percent (5%) of the total gross receipts from such Restaurants.

               3.   Such fee shall be paid monthly in the
 manner specified
above.

          C.   FRANCHISEE will supply to FRANCHISOR on or
before the
twentieth (20th) day of each month, in the form approved by FRANCHISOR, an operating statement of receipts and disbursements for the last preceding fiscal month (4 or 5 week period). In addition, within ninety (90) days after the close of each twelve (12) month accounting period (fiscal year) FRANCHISEE shall deliver to FRANCHISOR a Profit and Loss Statement for the twelve (12) month period and a Balance Sheet. Such statements shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis and audited by a Certified Public Accountant.

          D. In the event FRANCHISEE fails to pay any Continuing
Service and Royalty Fee or any advertising payment due pursuant to Paragraph V.B, within fifteen (15) days after it is due, FRANCHISEE shall pay interest on the amount due at the rate of one and one-half percent (1.5%) per month for each and every month that said amount is not paid, but in no event shall FRANCHISEE be compelled to pay interest at a rate greater than the maximum permitted by applicable law.
XII.      INSURANCE

          A.   FRANCHISEE shall procure for each Restaurant
 before the
commencement of business, and maintain in full force and effect during the entire term of this Agreement, at FRANCHISEE's sole expense, an insurance policy or policies protecting FRANCHISEE and FRANCHISOR and their officers and employees against any loss, liability or expense whatsoever from fire (including extended coverage), personal injury, death, property damage, products liability or theft, arising or occurring upon or in connection with such premises or by reason of FRANCHISEE's operation upon, from, or occupancy of, such premises. FRANCHISOR shall be an additional named insured in such policy or policies (Workman's Compensation excepted). Such policy or policies shall be written by a responsible insurance company or companies satisfactory to FRANCHISOR, and shall include the following:

          Insurance            Minimum Limits of Liability
Workmen's Compensation                  Statutory

General Liability, including            $5,000,000
products and bodily injury

Property Damage                         $1,000,000

The insurance afforded by the policy or policies respecting liability shall not be limited in any way by reason of any insurance which may be maintained by FRANCHISOR. Within thirty (30) days of the signing of this Agreement, but in no event later than the day before the date on which FRANCHISEE first opens its establishment for business at each Restaurant, the Certificates of Insurance showing compliance with the foregoing requirements shall be furnished by FRANCHISEE to FRANCHISOR for approval. Such certificates shall state that said policy or policies will not be cancelled or altered without at least ten (10) days prior written notice to FRANCHISOR. Maintenance of such insurance and the performance by FRANCHISEE of the obligations under this paragraph shall not relieve FRANCHISEE of liability under the indemnity provision set forth in this Agreement. Minimum limits as required above may be modified from time to time, as conditions require, by written notice to FRANCHISEE. FRANCHISOR need not be included in any fire policy if he has no interest in said premises or the equipment therein as owner, lessee, mortgagee or otherwise.

          B.   Should FRANCHISEE, for any reason, not
procure and
maintain  such  insurance  coverage  as  required  by   this
Agreement,
Then FRANCHISOR shall have the right and authority, at its option, to immediately procure such insurance upon notice, and FRANCHISEE will pay and reimburse FRANCHISOR for all costs of same.

XIII.          TERM

          A. This Agreement shall be effective and binding from the date of its execution and the initial term of this Franchise shall continue until December 31, 2010.

          B. At the end of said initial term, if FRANCHISEE has faithfully observed and performed all of its obligations hereunder, FRANCHISEE may renew and extend the term of its franchisee for two (2) separate additional ten (10) year periods under the terms of this Agreement; provided, that at the time of renewal:

          1. FRANCHISEE gives FRANCHISOR written notice of such
election to renew not less than twelve (12) months prior to the end of the initial term;

          2.   FRANCHISEE executes and is obligated to
perform under
FRANCHISOR's then current standard from of Franchise Agreement; provided, however, that the FRANCHISOR's then current form of Franchise Agreement contains provisions in substantially the same form as the provisions in this Franchise Agreement.

          3. FRANCHISEE executes a general release, under seal, of
any and all claims against FRANCHISOR; provided, however, that FRANCHISOR cannot refuse to pay any bonafide existing debts asserted against FRANCHISOR by FRANCHISEE.

          4.   FRANCHISEE is not in default of any provision
 of this
Franchise Agreement, or any amendment thereof or successor hereto, and has fully and faithfully performed all obligations throughout the term of this Franchise Agreement;

          5. FRANCHISEE is not in default of any monetary obligations owed by FRANCHISEE to FRANCHISOR and its subsidiaries and affiliates and to any financial institutions, lender, or other entity to whom FRANCHISOR deems itself potentially liable in whole or in part as guarantor, surety, or otherwise, and has timely met other material obligations throughout the term of the Franchise Agreement;

          6. FRANCHISEE agrees to remodel and modernize all of
FRANCHISEE's existing restaurants to the extent that such remodeling and modernization is necessary to conform such restaurants to FRANCHISOR's then current remodeling and modernization plan for FRANCHISOR's own restaurants of similar size, age, function and design.

XIV.      COVENANTS

          A. During the term of this Franchise Agreement or any extension thereof;
               1.   FRANCHISEE shall devote the resources
 necessary to
manage and operate the Restaurants licensed hereunder in accordance with the terms of this Agreement.

               2.   FRANCHISEE shall not, either directly or
 indirectly,
for itself or on behalf of or in conjunction with any other person, persons, partnership or corporation own, maintain, engage in, participate or have any interest in, the operation of any other steak house restaurant; provided, however, that:

                    (a)  The above provisions relating to
interests in other
restaurants  shall not apply to any interest  in  additional
Ryan's Family Steak Houses.

                    (b)  The above provisions relating to
 interests in other
restaurants  shall not apply to ownership by  FRANCHISEE  of
(i) any other business or restaurant other than a family-oriented, steak house restaurant; or (ii) the outstanding securities of any corporation whose securities are publicly held and traded, provided that said securities are held by FRANVHISEE for investment purposes only and that FRANCHISEE's total holdings do not constitute more than five percent (5%) of the outstanding securities of said corporation.

          B. FRANCHISEE further covenants that during the term of
this Agreement or any extensions or renewals thereof, and for a period of two (2) years thereafter, regardless of the cause of termination, FRANCHISEE shall not:

               1.   Divert or attempt to divert any business
 or any
customers  of  the  Ryan's  Family  Steak  Houses   licensed
hereunder to any other competitive establishment, by direct or indirect inducement or otherwise.

               2.   Employ or seek to employ any person
employed by
FRANCHISOR or any other person who is at the time operating or employed by or at any other Ryan's Family Steak House, or otherwise directly or indirectly induce such persons to leave their employment thereat.

          C.   FRANCHISEE further covenants that for a period
 of two
(2)   years   after  the  termination  of  the   franchisee,
regardless of the cause of termination, it shall not, either directly or indirectly, for itself, or on behalf of or in conjunction with any other person, persons, partnership or corporation, own, maintain, engage in, or participate in the operation of any restaurant or eating establishment within a
radius   of  five  (5)  miles  of  any  location  franchised
hereunder or within a radius of five (5) miles of any other Ryan's Family Steak House.

          D.   FRANCHISEE shall not, during the term of this
 Agreement
or  after  its  termination, communicate or divulge  to  any other person, persons, partnership or corporation, any information or knowledge concerning the methods of manufacture, preparation, promotion, sale or distribution used in a Ryan's Family Steak House nor shall FRANCHISEE disclose or divulge in whole or in part any trade secrets or private process of FRANCHISOR or its affiliated companies.

          E. Covenants contained in this paragraph shall be constructed as severable and independent and shall be interpreted and applied consistent with the requirements of reasonableness and equity. Any judicial reformation of these covenants consistent with this interpretation shall be enforceable as though contained herein and shall not affect any other provisions or terms of this Agreement.

XV.       TERMINATION AND DEFAULTS

          A. In the event that the FRANCHISEE shall become insolvent, under the equity theory of insolvency, or make an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by FRANCHISEE or such petition is filed against and consented to by FRANCHISEE, or a receiver is appointed, or if FRANCHISEE is adjudicated bankrupt, or if a bill in equity or other proceeding for the appointment of a receiver of FRANCHISEE or other custodian is appointed, or if proceedings for composition with creditors under any state or federal law should be instituted by or against FRANCHISEE, or if the real or personal property of FRANCHISEE shall be attached or levied upon by any sheriff, marshall, or constable, to the extent that any of said events materially affects the ability of FRANCHISEE to operate any or all of its restaurants in a continuing manner, then in any of said events, FRANCHISEE shall be deemed to be in default under this Agreement and all rights granted to FRANCHISEE hereunder shall thereupon terminate upon the occurrence of the above event or events without notice to FRANCHISEE. FRANCHISOR will be entitled to any damages suffered by it as a result of this termination.

          B.   Except as provided in Paragraph XV.A of this
 Agreement,
if FRANCHISEE shall be in default under the terms of this Agreement and such default shall not be cured within thirty
(30) days after receipt of written "Notice to Cure" thereof from FRANCHISOR, then in addition to all other remedies at law or in equity, FRANCHISOR may immediately terminate this Agreement. In the event FRANCHISEE is in default under the terms of this Franchise Agreement within twelve (12) months after a prior default, and FRANCHISOR has served FRANCHISEE with a "Notice of Cure" with respect to prior such defaults, this Agreement may be terminated without notice by FRANCHISOR upon such subsequent default. Franchisee shall be in default under this Agreement:

          1. If FRANCHISEE fails, refuses or neglects to promptly pay to FRANCHISOR any monies owing to FRANCHISOR on date due; or

          2. If FRANCHISEE fails to submit reports or financial data which FRANCHISOR requires under this Agreement; or

          3. If FRANCHISEE vacates or abandons a material portion of the Restaurants operated under the franchise granted herein, or if FRANCHISEE loses or surrenders the right to the use of a material portion of the Restaurants operated under the franchise granted herein by reason of foreclosure, non-payment of rent, waste, non-compliance with terms of a lease, or for any similar reason, and such abandonment or other loss of the use of the Restaurants materially, adversely affects the FRANCHISEE's business as a whole; provided, however, that the abandonment or loss of use of a specific Restaurant by itself does not constitute default. For the purposes of this subparagraph B.3., the abandonment or loss of a "material portion" shall be deemed to be the abandonment or loss of ten percent (10%) or more of the total Restaurants operated by FRANCHISEE within a twelve
(12) month period.

          4. If FRANCHISEE fails to comply with any of the requirements imposed upon it by this Agreement, in the Confidential Operating Manual, or other such operational memoranda issued by FRAHCHISOR, or uses bad faith in carrying out the terms of the franchise.

          C.   In addition to FRANCHISOR's right to
terminate this
Agreement, and not in lieu thereof, FRAHCNISOR, in the event that FRANCHISEE shall not have cured a default under this Agreement within the thirty (30) days after receipt of written "Notice to Cure" from FRANCHISOR, may enter upon the premises of any Ryan's Family Steak House licensed hereunder and exercise complete authority with respect to the operation of said restaurant until such time as FRANCHISOR determines that the default of FRANCHISEE has been cured and that there is compliance with the requirements of this Agreement. FRANCHISEE specifically agrees that a designated representative of FRANCHISOR may take over, control, and operate said restaurant and that FRANCHISEE shall pay his salary plus all expenses reasonably incurred by such representative so long as it shall be required by the representative to enforce compliance herewith.

          D. For the purposes of this Section, receipt of notice is defined in Paragraph XXIII.

XVI.      RIGHTS  AND  DUTIES OF PARTIES UPON EXPIRATION  OR
          TERMINATION

          A.   Upon termination or expiration of this
Agreement,
FRANCHISEE  shall immediately cease to be a licensed  Ryan's
Family Steak House franchisee and;

           1. FRANCHISEE shall promptly pay FRANCHISOR all sums owing from FRANCHISEE to FRANCHISOR under the terms of this Agreement. Said sums shall include all damages, costs and expenses, including reasonable attorneys' fees, incurred by FRANCHISOR by reason of default on the part of FRANCHISEE, whether or not such occur prior to or subsequent to the termination or expiration of the franchise, and said sums shall include all costs and expenses, including reasonable attorneys' fees, incurred by FRANCHISOR in
obtaining   injunctive  or  other  relief  to  enforce   the
provisions of this contract.

          2. FRANCHISEE shall immediately thereafter cease to use, by advertising or in any manner whatsoever, the name "Ryan's Family Steak House" or any forms, manuals, slogans, signs, marks, symbols, or devices used in connection with the operation of a Ryan's Family Steak House franchise. FRANCHISEE shall not represent or advertise that FRANCHISOR or FRANCHISEE were formerly parties to this Franchise
Agreement or that FRANCHISEE did business under the trademarks or name of FRANCHISOR.

          3. FRANCHISEE shall take such action as shall be necessary to cancel any assumed or equivalent registration which contains the name "Ryan's Family Steak House" or any other trademark of FRANCHISOR, and FRANCHISEE shall furnish FRANCHISOR evidence satisfactory to FRANCHISOR of compliance with this obligation within thirty (30) days after said termination.

          B.   Upon termination or expiration of this
Agreement,
FRANCHISOR shall have a right of first refusal to purchase from FRANCHISEE all or any part of the physical assets of FRANCHISEE used in the operation of FRANCHISEE's restaurants
as                         such                        right
of first refusal is set forth in Section XIX of this Agreement. FRANCHISOR may exercise the right of first refusal by giving FRANCHISEE written notice thereof within sixty (60) days after termination or not less than sixty
(60) days prior to expiration of this Agreement, as the case may be.

          C.   The expiration or termination of this
Agreement shall
not prevent FRANCHISEE from maintaining and operating its then currently owned Restaurants, or opening additional restaurants, under a different name, provided, however, that FRANCHISEE cannot use any trade name similar to, or that represents an association with, FRANCHISOR.

          D. No right or remedy herein conferred upon or reserved to
FRANCHISOR is exclusive of any other right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder.

XVII.       COMMENCEMENT AND HOURS OF OPERATION

          A.   FRANCHISEE shall commence operation of a
Restaurant not
later than nine (9) months after a site for such Restaurant has been approved by FRANCHISOR, and shall meet the requirements for total number of units to be in operation each year, as indicated in paragraph I.H.

          B.   FRANCHISEE recognizes that continuous and
daily
availability of products and service to the public is essential to the adequate promotion of Ryan's Family Steak House and that any failure to provide such availability affects FRANCHISOR both locally and nationally. FRANCHISEE shall keep each Restaurant open for business, as a minimum schedule, during the hours of 11:00 a.m. to 10:00 p.m. Sunday through Thursday and 11:00 a.m. to 11:00 p.m. Friday and Saturday, and shall otherwise conduct the business in accordance with generally accepted business standards. These requirements may be changed by FRANCHISOR from time to time.

XVIII.      TRANSFERABILITY OF INTEREST

          A. This Agreement and all rights hereunder may be assigned and transferred by FRANCHISOR and, if so, shall be binding upon and inure to the benefit of FRANCHISOR's successors and assigns.

          B. This Agreement and all rights hereunder may be assigned and transferred by FRANCHISEE, and, if so, shall be binding upon and inure to the benefit of Franchisee's successors and assigns, subject only to the right of first refusal as set forth in Paragraph XIX of this Agreement and subject to the following conditions and requirements:

          1. FRANCHISEE may not, without FRANCHISOR's prior written consent, by operation of law or otherwise, sell, assign, transfer, convey, give away or encumber to any person, firm, or corporation, its interest in this Agreement or any part of this Agreement. Any purported assignment not having the consent of FRANCHISOR shall be null and void and shall constitute a material default hereunder.

          2.   FRANCHISOR shall not unreasonably withhold
its consent
to any transfer referred in Paragraph XVIII.B.1. of this Agreement when requested; provided, however, that the following conditions and requirements shall first be met to the full satisfaction of FRANCHISOR:

          (a) If the transfer, whether consummated alone or together with other related previous, simultaneous, or proposed transfers, would have the effect of transferring control of the franchise licensed herein to an individual or group of individuals or to a corporation or partnership controlled by parties which is (are) neither a signatory, nor an officer of a signatory, of this Agreement:

               (1)  The transferee(s), if an individual or
group of individuals, shall be of good moral character and reputation. The transferee(s) shall have a good credit rating and competent business qualifications reasonably acceptable to FRANCHISOR. FRANCHISEE shall provide FRANCHISOR with such information as FRANCHISOR may require to make such determination concerning each such proposed transferee(s).

               (2)  The transferee(s) or such other
     individual(s) as shall
     be the actual manager(s) of the franchise shall have successfully completed and passed the training course then in effect for FRANCHISEE, or otherwise demonstrated to FRANCHISOR's satisfaction, sufficient ability to operate the unit(s) being transferred.

               (3)  The transferee(s), shall jointly and
     severally execute both or either (as FRANCHISOR shall direct):

               aa. A Franchise Agreement and other standard ancillary agreements with FRANCHISOR, on the current standard forms being used by FRANCHISOR; and/or

               bb. A written assignment with FRANCHISEE and FRANCHISOR, under seal, (in a form satisfactory to FRANCHISOR) assuming all of FRANCHISEE's obligations hereunder.

          (b) In the event FRANCHISOR is unsatisfied with the financial qualifications of any proposed transferee(s), but it otherwise satisfied with such proposed transferee(s), FRANCHISOR may, at its election, consent to such transfer, if FRANCHISEE shall, upon request of FRANCHISOR, under seal, (in a form satisfactory to FRANCHISOR) guaranteeing the full payment and performance of any obligations assumed by or assigned to transferee(s).

          (c) The term of any assignment made hereunder shall be for the unexpired term of this Agreement and for any extensions or renewals as provided herein.

          (d) If the transferee is a corporation, the capital stock of which is not registered with the Securities and Exchange
     Commission:

                 (1)    Each   stock  certificate   of   the
          transferee corporation shall have conspicuously endorsed upon it a statement that it is held subject to, and that further assignment or transfer thereof is subject to, all restrictions imposed upon assignments by this Agreement; and

                (2)   No  new shares of common or  preferred
          voting stock in the transferee corporation shall be issued to any person, partnership, trust, foundation, or corporation without obtaining FRANCHISOR's prior written consent.

          3.   FRANCHISEE shall have fully paid and
satisfied all of
FRANCHISEE's obligations to FRANCHISOR, its subsidiaries, affiliates or assignees, and either the transferee or FRANCHISEE shall have fully paid to FRANCHISOR a transfer fee of Five Thousand Dollars ($5,000.00) for the training course, supervision, administrative, accounting, legal and/or other FRANCHISOR expenses in connection with the transfer.

          4.   No sale, assignment, transfer, conveyance,
 encumbrance,
or gift of any interest in this Agreement, or in its franchise granted thereby, shall relieve FRANCHISEE and the shareholders participating in any transfer of the obligations of the covenant not to compete contained in
Section   XIV,  except  where  FRANCHISOR  shall   expressly
authorize in writing.

XIX.        RIGHT OF FIRST REFUSAL

          If at any time during the term hereof, as extended by options, FRANCHISEE shall receive a bona fide offer to purchase the franchise, in whole or in part, or a Restaurant, and/or the equipment and chattels incidental thereto, which offer FRANCHISEE is willing to accept, FRANCHISEE shall communicate to an officer of FRANCHISOR in writing, by certified mail, the full terms of said offer, the name of the offeror, and reasonably current financial reports and description of the business operations of the offeror. FRANCHISOR may elect to purchase said franchise or Restaurant, and/or the equipment and chattels incidental thereto, on the terms as contained in the offer, and if FRANCHISOR so elects, it shall give to FRANCHISEE a written notice of such election within sixty (60) days after a receipt of FRANCHISEE's communication of offer to FRANCHISOR. If FRANCHISOR shall fail to give such written notice of election within the sixty (60) days, FRANCHISEE may sell to the offeror on the terms offered, subject to the provisions relating to transferability as heretofore set forth in Paragraph XVIII. In the event FRANCHISOR elects to purchase, said purchase must be completed within one hundred twenty (120) days from date of FRANCHISOR's notice of election to purchase.

XX.         TAXES AND PERMITS

          A. FRANCHISEE shall promptly pay when due all taxes and
assessments against the premises or the equipment used in connection with FRANCHISEE's business, and all liens or encumbrances or every kind and character created or placed upon or against any of said property, and all accounts and other indebtedness of every kind incurred by FRANCHISEE in the conduct of said business.

          B. FRANCHISEE shall comply with all federal, state, and local laws and regulations, and shall timely obtain any and all permits, certificates, or licenses necessary for the full and proper conduct of its Ryan's Family Steak House Restaurants.



XXI.        INDEPENDENT CONTRACTOR

          A.   This Agreement does not constitute FRANCHISEE
 as an
agent, legal representative, joint venturer, partner, employee, or servant of FRANCHISOR for any purpose whatsoever; and it is understood between the parties hereto that FRANCHISEE shall be an independent contractor and is in no way authorized to make any contract, agreement, warranty or representation on behalf of FRANCHISOR. FRANCHISEE shall prominently display in its Restaurant a certificate from FRANCHISOR stating that said Restaurant is operated by FRANCHISEE as a FRANCHISEE of Ryan's Family Steak House, and not as an agent thereof.

          B.   Under no circumstances shall FRANCHISOR be
liable for
any act, omission, debt or any other obligation of FRANCHISEE. FRANCHISEE shall indemnify and save FRANCHISOR harmless against any such claim and the cost of defending against such claims arising directly or indirectly from, or as a result of, or in connection with, FRANCHISEE's operation of the franchised business.

XXII.       NON-WAIVER

           No failure of any party to exercise any power reserved to it hereunder, or to insist upon strict compliance by the other party with any obligation or condition hereunder, and no custom or practice of the parties in variance with the terms hereof, shall constitute a waiver of any party's right to demand exact compliance with the terms hereof. Waiver by any party of any particular default by the other party shall not affect or impair such party's right in respect to any subsequent default of the same or of a different nature; nor shall any delay, waiver, forbearance, or omission of such party to exercise any power or right arising out of any breach or default by the other party of any of the terms, provisions, or covenants hereof, affect or impair such party's rights, nor shall such constitute a waiver by such party of any right hereunder or of the right to declare any subsequent breach or default. Subsequent acceptance by a party of the payments due to it hereunder shall not be deemed to be a waiver by such party of any preceding breach by the other party of any terms, covenants or conditions of this Agreement.


XXIII.      NOTICE

          A. Whenever notice is required by provisions of this
Agreement to be given to the FRANCHISOR, such notice shall be in writing addressed to the FRANCHISOR as follows:

               Ryan's Family Steak Houses, Inc.
               405 Lancaster Avenue
               Greer, South Carolina  29651

or   at  such  other  address  as  FRANCHISOR  shall  notify
FRANCHISEE in writing; and a copy of such notice given to:

               James M. Shoemaker, Jr.
               Wyche, Burgess, Freeman & Parham, P.A.
               44 East Camperdown Way
               Greenville, South Carolina  29603

          B. Whenever notice is required by the provisions of this
Agreement to be given to FRANCHISEE, such notice shall be given in writing addressed to the FRANCHISEE as follows:

               Family Steak Houses of Florida, Inc.
               2113 Florida Blvd., Suite A
               Neptune Beach, Florida  32223

or   at  such  other  address  as  FRANCHISEE  shall  notify
FRANCHISOR in writing; and a copy of such notice given to:

               William A. Van Nortwick, Jr.
               Martin, Ade, Birchfield & Johnson, P.A.
               Post Office Box 59
               3000 Independent Square
               Jacksonville, Florida  32202

          C.   Any notice shall be deemed to have been duly
 given if
personally given or sent by United States mail, by commercially recognized overnight delivery service, or by telegram or telex confirmed by letter; and will be deemed given, unless earlier received (i) if sent by certified or registered mail, return receipt requested, or by first class mail, five calendar days after being deposited in the United States mail, postage prepaid; (ii) if sent by United States Express mail, two calendar days after being deposited in the United States mail, postage prepaid; (iii) if sent by commercially recognized overnight delivery service, on the date of receipt; (iv) if sent by telegram or telex or facsimile transmission, on the date sent, provided confirmatory notice is sent by first-class mail, postage prepaid; and (v) if delivered by hand, on the date of receipt.

XXIV.       LIABILITY FOR BREACH

           In the event of any default on the part of either party hereto, in addition to any other remedies of the aggrieved party, the party in default shall pay to the aggrieved party all amounts due and all damages, costs and expenses, including reasonable attorneys' fees incurred by the aggrieved party as a result of any such defaults.

XXV.        ENTIRE AGREEMENT

           This Agreement, the attached Exhibits hereto, and the documents referred to herein, shall be construed together and constitute the entire, full and complete agreement between FRANCHISOR and FRANCHISEE concerning the subject matter hereof, and supersedes all prior agreements, no other representation having induced FRANCHISEE to execute this Agreement, and there are no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein, which are of any force or effect with reference to this Agreement or otherwise. No amendment, change or variance from this Agreement shall be binding on either party unless executed in writing.

XXVI.       SEVERABILITY

           Each section, part, term and/or provision of this Agreement shall be considered severable, and if, for any reason, any section, part, term and/or provisions herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation, such shall not impair the operation or affect the remaining portions, sections, parts, terms and/or provisions of this Agreement, and the latter will continue to be given full force and effect and bind the parties hereto; and said invalid sections, parts, terms and/or provisions shall be deemed not be a part of this Agreement; provided, however, that if FRANCHISOR determines that said finding of illegality adversely affects the basic consideration of this Agreement, FRANCHISOR may, at its operation, terminate this Agreement.

XXVII.      APPLICABLE LAW

           This Agreement was accepted in the State of South
Carolina and shall be interpreted and construed under the laws thereof, which laws shall prevail in the event of any conflict to laws.

XXVIII.     ARBITRATION

           Except as specifically otherwise provided in this Agreement, the parties agree that any and all disputes between them and any claim by either party that cannot be amicably settled, shall be determined solely and exclusively by arbitration in Atlanta, Georgia, in accordance with the rules of the American Arbitration Association.

          A.   Each party shall select one arbitrator, and
the two so
designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven (7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) days after the arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association upon application of either party. Arbitration proceedings shall be conducted in compliance with the rules then prevailing of the American Arbitration Association. Judgment upon an award of the majority of the arbitrators shall be binding, and shall be entered in a court of competent jurisdiction.

          B.   Nothing herein contained shall bar the right
of either
party to obtain injunctive relief against threatened conduct that will cause loss or damages under the usual equity rules, including the applicable rules for obtaining preliminary injunction, provided an appropriate bond against damages be provided.

XXIX.       FRANCHISEE

           The term "FRANCHISEE" shall be deemed to include all persons who succeed to the interest of the original
FRANCHISEE by transfer or operation of law in accordance with provisions of this Agreement.

XXX.        BUSINESS RISK OF FRANCHISEE

           The success of the business venture contemplated to be undertaken by FRANCHISEE by virtue of this Agreement is speculative and depends, to a large extent, upon the ability of FRANCHISEE as an independence businessman, as well as other factors. FRANCHISOR does not make any representation or warranty as to the potential success of the business venture contemplated hereby.

           FRANCHISEE acknowledges that it has entered into this Agreement after making an independent investigation of FRANCHISOR's operations and not upon any representation which is not expressly set forth herein, to induce FRANCHISEE to accept this franchise and execute this Agreement.

XXXI.       STATEMENT OF LEGAL COMPOSITION

           As an inducement to FRANCHISOR entering into this Franchise Agreement with the FRANCHISEE, the FRANCHISEE hereby represents and warrants to FRANCHISOR, which representations and warranties are all of material fact and are and will be relied upon by FRANCHISOR, that FRANCHISEE is a Florida corporation with its principal place of business in Neptune Beach, Florida.

           IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed, sealed and delivered this Agreement in duplicate the day and year first above written.


Signed, sealed and delivered
in the presence of:     FRANCHISEE:
                        Family Steak Houses of Florida, Inc.
/s/ Signature Illegible____________

/s/  Sandra B. Cooper  ________   By:_/s/Eddie L. Ervin, Jr.

___(SEAL)
AS  TO  FRANCHISEE                Eddie L. Ervin,  Jr.,  its
                                  President

                         FRANCHISOR:
                         Ryan's Family Steak Houses, Inc.
/s/ Sara A. Barfield____________

/s/   J.M.   Shoemaker,  Jr.______ By:_T. Mark McCall______
(SEAL)
As to FRANCHISEE                   T. Mark McCall, its
                                   President
                                   And Chief Executive Officer



                                   (CORPORATE SEAL)
_______________________________
in its sole and absolute discretion whether to grant
FRANCHISEE a franchise within one or more of such counties.